                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Donnelley Enterprise Solutions Incorporated
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                  DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED
                            161 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60601

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 7, 1997

To the Stockholders of
Donnelley Enterprise Solutions Incorporated:

  The Annual Meeting of Stockholders of Donnelley Enterprise Solutions Incorporated, a Delaware corporation, will be held on May 7, 1997 at 161 North Clark Street, Suite 2850, Chicago, Illinois 60601, for the following purposes:

  1. To elect two (2) persons to the Board of Directors;

  2. To approve the Donnelley Enterprise Solutions Incorporated 1997 Non-Employee Director Stock Plan;

  3. To approve the Amended and Restated Donnelley Enterprise Solutions Incorporated 1996 Stock Incentive Plan;

  4. To approve the Donnelley Enterprise Solutions Incorporated 1997 Employee Stock Purchase Plan; and

  5. To transact such other business as may properly come before the meeting or any adjournments thereof.

  A proxy statement and proxy card with respect to the meeting are enclosed. The Annual Report to Stockholders and the Annual Report on Form 10-K of the Company for the year ended December 31, 1996 are also enclosed.

  THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON MARCH 17, 1997 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO NOTICE OF, AND TO VOTE AT, THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

  WE ENCOURAGE YOU TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON. HOWEVER, IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY USING THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS ACTUALLY VOTED BY NOTICE IN WRITING TO THE UNDERSIGNED. YOUR ATTENTION IS DIRECTED TO THE ATTACHED PROXY STATEMENT AND ACCOMPANYING PROXY.

                                       By Order of the Board of Directors,

                                       /s/ RHONDA I. KOCHLEFL

                                       RHONDA I. KOCHLEFL
                                       Chairman, President and Chief
                                       Executive Officer

Chicago, Illinois
March 31, 1997

                  DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED
                            CHICAGO, ILLINOIS 60601
                            161 NORTH CLARK STREET

                                PROXY STATEMENT

                                March 31, 1997

  This proxy statement and accompanying proxy are first being furnished to the Stockholders of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), beginning on or about March 31, 1997, in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies for use at the Company's 1997 Annual Meeting of Stockholders to be held at 161 North Clark Street, Suite 2850, Chicago, Illinois 60601, on May 7, 1997, at 10:00 a.m., CST, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Stockholders and in this proxy statement.

  An Annual Report to Stockholders, containing condensed financial statements for the fiscal year ended December 31, 1996, is being mailed together with the Company's Annual Report on Form 10-K and this proxy statement to all stockholders entitled to vote at the meeting. The Annual Report to Stockholders contains condensed financial statements for the three years ended December 31, 1996, and certain other information concerning the Company. The Annual Report to Stockholders and condensed financial statements and the Annual Report on Form 10-K are neither part of this proxy statement nor incorporated by reference herein.

  The Company's common stock, par value $.01 per share ("Common Stock"), is the only issued and outstanding class of stock. Only stockholders of record as of the close of business on March 17, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the Record Date, 5,005,000 shares of Common Stock were issued and outstanding. Each share outstanding as of the Record Date entitles its holder to one vote per share for each proposal submitted for stockholder consideration. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a Stockholder's right to attend the meeting and vote in person.

  A proxy, in the enclosed form, which is properly executed, duly returned to the Company or its authorized representatives or agents and not revoked will be voted in accordance with the stockholder's instructions contained in the proxy. If no instructions are indicated on the proxy, the shares represented thereby will be voted (i) FOR the election of the two directors nominated by the Board; (ii) FOR the approval of the Donnelley Enterprise Solutions Incorporated 1997 Non-Employee Director Stock Plan (the "1997 Plan"); (iii) FOR the approval of the Amended and Restated Donnelley Enterprise Solutions Incorporated 1996 Stock Incentive Plan (the "1996 Plan"); (iv) FOR the approval of the 1997 Donnelley Enterprise Solutions Incorporated Employee Stock Purchase Plan (the "Stock Purchase Plan"); and (v) on such other matters that may properly come before the Meeting, in accordance with the best judgment of the persons named in the proxy. Any stockholder submitting a proxy may revoke it at any time before it is exercised by delivering written notice thereof to the Chairman of the Company. Any stockholder attending the Meeting may vote in person whether or not the stockholder has previously filed a proxy. Presence at the Meeting by a stockholder who has signed a proxy does not in itself revoke the proxy.

  The Board knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the best judgment of the persons named as proxies therein.

  A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of such stock. The shares subject to any such proxy which are not being voted with respect to a particular matter ("non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Abstentions will likewise be considered present and entitled to vote for purposes of determining the presence of a quorum.

  The presence, either in person or by proxy, of the holders of a majority of the shares entitled to vote will constitute a quorum at the Meeting. The directors will be elected by the affirmative vote of a plurality of the votes cast in the election of directors, provided a quorum is present. Stockholders are not allowed to cumulate their votes in the election of directors. Abstentions and non-voted shares are not treated as votes cast and therefore will not affect the outcome of the election of directors. Approval of each of the 1997 Plan, the 1996 Plan and the Stock Purchase Plan will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on such proposal, provided a quorum is present. Abstentions are treated as being present and entitled to vote at the Meeting and therefore will have the effect of a vote against approval of the 1997 Plan, the 1996 Plan or the Stock Purchase Plan, as the case may be. Non-voted shares are not treated as present and entitled to vote at the Meeting and therefore will have no effect on the approval of the 1997 Plan, the 1996 Plan or the Stock Purchase Plan.

  Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and such election inspectors will determine whether or not a quorum is present.

                          OWNERSHIP OF CAPITAL STOCK

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information regarding the beneficial ownership of the outstanding Common Stock by all persons known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of the dates set forth below. The information set forth below is based on information available to the Company and a review of statements filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                                                       PERCENT
NAME AND ADDRESS                                           NUMBER      OF CLASS
----------------                                          ---------    --------
R.R. Donnelley & Sons Company............................ 2,140,000(1)  42.76%
 77 West Wacker Drive
 Chicago, Illinois 60601
Salomon Inc..............................................   576,249(2)   11.5%
 Seven World Trade Center
 New York, New York 10048
Trimark Investment Management............................   391,900(3)   7.83%
 One First Canadian Place, Suite 5600
 Toronto, Ontario, Canada M5X1E5
Artisan Partners Limited Partnership.....................   325,000(4)   6.49%
Artisan Investment Corporation
Andrew A. Ziegler
Carlene Murphy Ziegler
 1000 North Water Street, Suite 1770
 Milwaukee, Wisconsin 53202

--------
(1) Amount of Common Stock beneficially owned as of December 31, 1996, as indicated on the statement filed with the Commission on February 12, 1997.

(2) Amount of Common Stock beneficially owned as of February 28, 1997, as indicated on the amended statement filed with the Commission on March 7, 1997.

(3) Amount of Common Stock beneficially owned as of March 17, 1997 as indicated by the holder.

(4) Amount of Common Stock beneficially owned as of December 31, 1996, as indicated on the statement filed with the Commission on February 14, 1996.

OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth certain information regarding the beneficial ownership of Common Stock by each director, each of the executive officers named in the table under "Compensation and Other Information Concerning Directors and Executive Officers--Executive Compensation--Summary Compensation Table" and all directors and executive officers of the Company as a group.

                                                         AMOUNT AND
                                                         NATURE OF
                                                         BENEFICIAL  PERCENTAGE
BENEFICIAL OWNER                                        OWNERSHIP(1)  OF CLASS
----------------                                        ------------ ----------
Rhonda I. Kochlefl(2)..................................     7,975        *
Leo S. Spiegel.........................................     2,500        *
Luke F. Botica.........................................       800        *
Thomas P. Bradbury.....................................         0        *
Linda A. Finkel........................................     1,000        *
David J. Shea..........................................       500        *
Daniel I. Malina.......................................         0        *
W. Ed Tyler............................................         0        *
Charles F. Moran.......................................         0        *
Directors and executive officers as a group (9 per-
 sons).................................................    12,775        *

--------
*  Less than one percent.
(1) Unless otherwise indicated, the named person possesses sole voting power and investment power with respect to the shares. The shares shown include shares issuable pursuant to options held by the respective person that may be exercised within 60 days.
(2) Includes 5,000 shares of restricted stock granted to Ms. Kochlefl on November 5, 1996.

                           1. ELECTION OF DIRECTORS

  The Board consists of five members and is divided into three classes serving staggered terms as follows: Class I, comprised of one person and serving for a term expiring at the 1997 Annual Meeting of Stockholders; Class II, comprised of two persons and serving for a term expiring at the 1998 Annual Meeting of Stockholders; and Class III, comprised of two persons and serving for a term expiring at the 1999 Annual Meeting of Stockholders. Following the expiration of the initial term, directors will serve for three year terms. One director is to be elected to Class I and one director is to be elected to Class II at the Meeting. Each of the nominees is currently serving as a director of the Company. The nominee for Class I, if elected, will continue in office until the 2000 Annual Meeting of Stockholders. The nominee for Class II, if elected, will continue in office until the 1998 Annual Meeting of Stockholders.

  Shares represented by all proxies received by the Board and not so marked as to withhold authority to vote for any individual director or for all directors will be voted "FOR" the election of Charles F. Moran to Class I and Daniel I. Malina to Class II. The Board knows of no reason why any of the nominees should be unable or unwilling to serve, but if such should be the case, proxies will be voted in accordance with the best judgment of the persons named as proxies for such person or persons as may be designated by the Board or the number of directors constituting the full Board may be reduced.

  The affirmative vote of a plurality of votes cast in the election of directors is required to elect each of Charles F. Moran as a director in Class I and Daniel I Malina as a director in Class II.

  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS OF THE COMPANY.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

  The following sets forth certain information about each of the Board's nominees for election at the Meeting and each director whose term will continue after the Meeting.

                                  INITIAL TERM
NAME                         AGE EXPIRES (CLASS)  POSITION
----                         --- ---------------  --------
Rhonda I. Kochlefl..........  38      1999 (III)  Chairman, President and Chief
                                                  Executive Officer and Director
Daniel I. Malina............  38      1998 (II)   Director
Charles F. Moran............  67      2000 (I)    Director
Leo S. Spiegel..............  35      1998 (II)   Senior Vice President and Chief
                                                  Technology Officer and Director
W. Ed Tyler.................  44      1999 (III)  Director

CLASS I--NOMINEE TO SERVE THREE YEARS UNTIL 2000 ANNUAL MEETING

  CHARLES F. MORAN was the Senior Vice President of Administration of Sears, Roebuck & Co. and a member of the Sears Management Committee from 1989 to December 1993 when he retired. Mr. Moran has served as an outside director of Thermadyne Holding Inc. since 1994, SPS Transactions Services Inc. since 1985, and Hurley State Bank since 1996. He has also been a director of Homan-Arthington Foundation, a non-profit foundation, since 1995. Mr. Moran has been a director of the Company since March 1997.

CLASS II--NOMINEE TO SERVICE ONE YEAR UNTIL 1998 ANNUAL MEETING

  DANIEL I. MALINA has been a Vice President, Corporate Development of R. R. Donnelley & Sons Company ("R.R. Donnelley") since March 1996. He served as Director of Corporate Development of R.R. Donnelley from November 1994 to March 1996. Mr. Malina joined R.R. Donnelley in 1994. Prior to joining
R.R. Donnelley, he was with Bell & Howell, an information services company specializing in mail-processing systems, document management products and electronic database publishing systems, as Vice President and General Manager of its NB/Microseal Division. Prior to serving in that capacity, he served Bell & Howell as Director, Business Development from January 1991 to January 1994. Mr. Malina has been a director of the Company since July 1996.

CLASS II--SERVING UNTIL 1998 ANNUAL MEETING

  LEO S. SPIEGEL has served as Senior Vice President and Chief Technology Officer of the Company since February 1996. He served as director and the co-founder, Chief Technology Officer and Executive Vice President of LANSystems, Inc. from May 1991 until its acquisition by R.R. Donnelley in June 1995. From June 1989 until May 1991, he was director and the co-founder and Executive Vice President of Sales and Marketing of LANSystems, Inc. Prior to June 1989 he was the founder, Chairman and President of Integrated Analysis, Inc., which merged with LANSystems, Inc. in 1989. Mr. Spiegel has been a director of the Company since February 1996.

CLASS III--SERVING UNTIL 1999 ANNUAL MEETING

  RHONDA I. KOCHLEFL has been the Chairman, President and Chief Executive Officer of the Company since February 1996. From January 1995 to February 1996, she was the President of Donnelley Business Services ("DBS"), and from June 1995 to February 1996, she was the Chairman of LANSystems, Inc. From 1993 to January 1995, she was Vice President, Division Director of DBS. From 1988 to 1991, she was General Manager for the eastern region of DBS, for which she was responsible for all sales and operations. Ms. Kochlefl has been a director of the Company since February 1996.

  W. ED TYLER has been Executive Vice President and Sector President, Information Management Sector of R.R. Donnelley since January 1996. Mr. Tyler joined R.R. Donnelley in 1974 and has held a number of positions, including President, Documentation Services and President, Networked Services Sector. Mr. Tyler has been a director of the Company since February 1996.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board has two standing committees: the Audit Committee and the Compensation Committee, each of which was formed in 1997. Between the consummation of the Company's initial public offering of Common Stock (the "IPO") on November 5, 1996 and December 31, 1996, the Board held no meetings.

  The Audit Committee is responsible for reviewing the Company's annual and quarterly financial statements with management and the Company's independent auditors and consulting with management and the auditors regarding the adequacy of financial and accounting procedures and controls. The Committee recommends to the Board the retention of the Company's independent auditors and, when circumstances warrant, selection of new auditors, consults with the auditors regarding the audit, annually evaluates the auditors' performance and reviews fees paid to the independent auditors for audit and non-audit functions and evaluates the impact of non-audit services on the auditors' independence. Currently, the members of the Audit Committee are Mr. Tyler (Chairman) and Mr. Moran.

  The Compensation Committee is responsible for reviewing and making recommendations to the Board on all compensation, including all option grants for executive officers. The Compensation Committee is also responsible for reviewing the structure of the Company's bonus plans. The Compensation Committee also administers the 1996 Plan and, subject to their approval by the stockholders, the 1997 Plan and the Stock Purchase Plan. The Compensation Committee is responsible for reviewing the Board's performance, recommending changes in Board compensation and other administrative matters relating to the Board. Currently, the members of the Compensation Committee are Mr. Moran (Chairman) and Mr. Malina.

  The Board does not have a nominating committee. The selection of nominees for election to the Board at the Meeting was made by the entire Board. The Compensation Committee will recommend nominees to the entire Board in the future.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file an initial report of beneficial ownership and certain reports of changes in beneficial ownership of the Common Stock with the Commission. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by the Company with respect to 1996, the Company believes that all Reporting Persons complied with all
Section 16(a) filing requirements in 1996.

                      COMPENSATION AND OTHER INFORMATION
                  CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

  The following table sets forth compensation information for the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company serving as such on December 31, 1996, as well as the compensation of Thomas P. Bradbury, former President, LANSystems division. Information for prior years is omitted in accordance with the rules of the Commission.

                          SUMMARY COMPENSATION TABLE

                                                                    LONG TERM COMPENSATION
                                    ANNUAL COMPENSATION                     AWARDS
                                -------------------------------  ----------------------------
                                                                  NUMBER OF
                                                                 SECURITIES
                                                                 UNDERLYING
                                                   OTHER ANNUAL    OPTIONS      ALL OTHER
NAME AND PRINCIPAL       FISCAL SALARY   BONUS     COMPENSATION  GRANTED (3) COMPENSATION (4)
POSITION                  YEAR     $       $            $             #             $
------------------       ------ ------- -------    ------------  ----------- ----------------
Rhonda I. Kochlefl......  1996  224,637      --        9,644       60,000              --
 Chairman, President and
  Chief                   1995  186,625  45,724        5,925        5,000              --
 Executive Officer
Leo S. Spiegel..........  1996  229,166      --        3,946       40,000         813,525
 Senior Vice President
  and Chief               1995  204,470 122,445(2)        --        4,000         356,412
 Technology Officer
Luke F. Botica..........  1996  150,003      --      149,420(5)    30,000              --
 Senior Vice President
  and Chief               1995       --      --           --           --              --
 Financial Officer
Thomas P. Bradbury......  1996  193,507      --        4,812           --       1,235,918(6)
 Former President,        1995  255,668 156,385(2)        --        4,000         588,712
 LANSystems Division (1)
Linda A. Finkel.........  1996  160,181  29,934        4,972       30,000              --
 President, DBS Divi-
  sion..................  1995  123,574  26,972        4,787        3,000              --
David J. Shea...........  1996  140,692  28,477        5,211       15,000              --
 President,               1995  126,492  22,136        4,024        3,000              --
 Systems Management Di-
  vision

--------
(1) Mr. Bradbury ceased being President, LANSystems division effective October 4, 1996.
(2) Includes $40,670 and $54,227 paid in March 1996 to Messrs. Spiegel and Bradbury, respectively, under the provisions of the LANSystems, Inc. earnout that relate to achievement in 1995 of specified financial targets.
(3) The stock options reflected in the table for the year 1995 represent options to purchase shares of common stock, par value $1.25 per share, of R.R. Donnelley.
(4) Amounts shown for 1995 represent payments made to Messrs. Spiegel and Bradbury (i) at the closing of the acquisition of LANSystems, Inc. in June 1995 in respect of their LANSystems, Inc. common stock options and (ii) in March 1996 under provisions of the LANSystems, Inc. earnout that relate to such options and the achievement in 1995 of specified financial targets. Amounts shown for 1996 represent payments made to Messrs. Spiegel and Bradbury prior to the IPO in final payment of the LANSystems, Inc. earnout obligations.
(5) Includes $149,420 paid to Mr. Botica to reimburse normal and customary expenses associated with moving.
(6) Includes $92,091 paid to Mr. Bradbury pursuant to the terms of his severence agreement.

OPTION GRANTS IN 1996

  The following table shows information for individuals named in the Summary Compensation Table regarding grants of stock options to them during the year ended December 31, 1996.

                                                  INDIVIDUAL GRANTS
                         -------------------------------------------------------------------
                                              PERCENT OF TOTAL
                         NUMBER OF SECURITIES OPTIONS GRANTED                                 GRANT DATE
                          UNDERLYING OPTIONS  TO EMPLOYEES IN    EXERCISE                    PRESENT VALUE
NAME                        GRANTED (#)(1)          1996       PRICE ($.SH) EXPIRATION DATE     ($)(2)
----                     -------------------- ---------------- ------------ ---------------- -------------
Rhonda I. Kochlefl......        60,000             15.00%         $25.00    November 5, 2006    927,600
Leo S. Spiegel..........        40,000             10.00%          25.00    November 5, 2006    618,400
Luke F. Botica..........        30,000              7.50%          25.00    November 5, 2006    463,800
Thomas P. Bradbury......             0                 --             --                  --         --
Linda A. Finkel.........        30,000              7.50%          25.00    November 5, 2006    463,800
David J. Shea...........        15,000              4.70%          25.00    November 5, 2006    231,900

--------
(1) Options become exercisable (at fair market value on the date of grant) over a four year period, with one-quarter of the options becoming exercisable on each of the first four anniversaries of the date of grant, unless the vesting schedule is accelerated to become fully exercisable upon death, retirement, disability or a change in control as defined in the Company's 1996 Plan.
(2) The Black-Scholes option pricing method has been used to calculate present value as of date of grant. The present value as of the date of grant, calculated using the Black-Scholes method, is based on assumptions about future interest rates, stock price volatility and dividend yield. The Black-Scholes model is a complicated mathematical formula widely used to value exchange traded options. However, stock options granted by the Company to its officers differ from exchange traded options in three key respects: options granted by the Company to its officers are long-term, non-transferable and subject to vesting restrictions while exchange traded options are short-term and can be exercised or sold immediately in a liquid market. The Black-Scholes model relies on several key assumptions to estimate the present value of options, including the volatility of, and dividend yield on, the security underlying the option, the risk-free rate of return on the date of grant and the term of the option. In calculating the grant date present values set forth in the table, a factor of 53.0% has been assigned to the volatility of the Common Stock; based on the average volatility of the Company's comparable stocks, the yield on Common Stock has been set at 0%; based upon the fact that the Company does not anticipate paying cash dividends in the foreseeable future, the risk-free rate of return has been fixed at 6.16%, the rate for a seven year U.S. Treasury Note on the date of grant as reported in the Federal Reserve Statistical Release, and the exercise of the options has been assumed to occur at the end of the expected option life of seven years. There is no assurance that these assumptions will prove to be true in the future. Consequently, the grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, that may be realized by each individual will depend on the market price of Common Stock on the date of exercise.

AGGREGATED OPTION EXERCISES AND YEAR-END VALUES

  The following table sets forth certain information for the individuals named in the Summary Compensation Table on stock option exercises and the number and value of such individuals' unexercised options at December 31, 1996. None of the named individuals exercised options to purchase Common Stock in 1996.

                               NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED         IN-THE-MONEY
                              OPTIONS AT 12/31/96 (#)   OPTIONS AT 12/31/96 ($)
                             ------------------------- -------------------------
NAME                         EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                         ----------- ------------- ----------- -------------
Rhonda I. Kochlefl..........       0        60,000         $ 0          $ 0
Leo S. Spiegel..............       0        40,000           0            0
Luke F. Botica..............       0        30,000           0            0
Thomas P. Bradbury..........       0             0           0            0
Linda A. Finkel.............       0        30,000           0            0
David J. Shea...............       0        15,000           0            0

COMPENSATION OF DIRECTORS

  Each director receives $1,000 and reimbursement for expenses incurred for each meeting of the Board or any of its committees that such director attends. In addition, directors who serve as a committee chairperson receive an annual fee of $2,000.

  Pursuant to the 1997 Plan, subject to stockholder approval thereof, beginning on the date of the Meeting, directors who are not employees of the Company ("non-employee directors") will receive an annual grant of options to purchase 5,000 shares of Common Stock at a price equal to the fair market value of a share of Common Stock on the date of grant. All such option grants become exercisable over a three year period, with one-third of the options becoming exercisable on the first, second and third January 1 occurring after their day of grant. For further information regarding the 1997 Plan, see "Approval of the 1997 Non-Employee Director Stock Plan."

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

  Ms. Kochlefl entered into a four-year employment agreement with the Company commencing on November 5, 1996, the date of the closing of the IPO. The agreement provides for an annual base salary of $300,000 with a pro-rated bonus opportunity for 1996 to earn up to 100% of base salary if certain pre-established net income criteria are met by the Company. Bonus opportunities for 1997, and later years, will be reviewed and approved by the Board or a committee of the Board. Under the terms of the agreement, Ms. Kochlefl was granted options to purchase 60,000 shares of Common Stock at a purchase price of $25.00 per share of Common Stock and 5,000 shares of Common Stock in the form of restricted stock.

  Mr. Spiegel entered into a four-year employment agreement with the Company commencing on November 5, 1996. The agreement provides for an annual base salary of $250,000 with a pro-rated bonus opportunity for 1996 to earn up to 80% of base salary if certain pre-established net income criteria are met by the Company. Bonus opportunities for 1997, and later years, will be reviewed and approved by the Board or a committee of the Board. Under the terms of the agreement, Mr. Spiegel was granted options to purchase 40,000 shares of Common Stock at a purchase price of $25.00 per share of Common Stock.

  Each of Ms. Kochlefl's and Mr. Spiegel's employment agreement provides for a severance payment of up to 45 months' base salary, depending on the date of severance, where termination is by the Company for any reason other than for cause or by the executive upon breach by the Company of the agreement or for good reason. In addition, 100% of all options and restricted stock awards held by the executive will vest on such termination. A severance payment will not be payable and options and restricted stock awards will not vest where termination is by the Company for cause, by the executive for any reason other than upon breach by the Company of the agreement or for good reason, or by reason of the executive's retirement or death. In Ms. Kochlefl's case, any severance payment would be made in a single payment at termination. In Mr. Spiegel's case, severance payments would be made monthly. Each agreement also contains customary provisions providing for the non-disclosure of confidential information and an agreement not to compete with the Company for a period of 24 months after the termination of the agreement.

  Mr. Botica entered into a four-year employment agreement with the Company commencing on November 5, 1996. The agreement provides for an annual base salary of $200,004 with a pro-rated bonus opportunity for 1996 to earn up to 80% of base salary if certain pre-established net income criteria are met by the Company. Bonus opportunities for 1997, and later years, will be reviewed and approved by the Board or a committee of the Board. Under the terms of the agreement, Mr. Botica was granted options to purchase 30,000 shares of Common Stock at a purchase price of $25.00 per share of Common Stock.

  Ms. Finkel entered into a four-year employment agreement with the Company commencing on November 5, 1996. The agreement provides for an annual base salary of $185,000 with a pro-rated bonus opportunity for 1996 to earn up to 80% of base salary if certain pre-established net income criteria are met by the Company. Bonus opportunities for 1997, and later years, will be reviewed and approved by the Board or a committee of the Board. Under the terms of the agreement, Ms. Finkel was granted options to purchase 30,000 shares of Common Stock at a purchase price of $25.00 per share of Common Stock.

  Each of Mr. Botica's and Ms. Finkel's employment agreement provides for a severance payment of 24 months' base salary, depending on the date of severance, where termination is by the Company for any reason other than for cause or by the executive upon breach by the Company of the agreement or for good reason. In addition, 100% of all options and restricted stock awards held by the executive will vest on such termination. A severance payment will not be payable and options and restricted stock awards will not vest where termination is by the Company for cause, by the executive for any reason other than upon breach by the Company of the agreement or for good reason, or by reason of the executive's retirement or death. Severance payments would be made monthly. Each agreement also contains customary provisions providing for the non-disclosure of confidential information and an agreement not to compete with the Company for a period of 24 months after the termination of the agreement.

AGREEMENT WITH FORMER EXECUTIVE OFFICER

  The Company and Thomas P. Bradbury, who served as President, LANSystems division, announced that Mr. Bradbury left the Company on October 11, 1996. The Company and Mr. Bradbury entered into an agreement pursuant to which the Company agreed to continue to pay Mr. Bradbury his salary through June 21, 1997, pay him a pro-rated bonus for 1996 and permit him to participate in selected Company employee benefit plans through such date. The Company recorded a charge of $300,000 in the third quarter of 1996 in respect of the foregoing severance arrangement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

  During 1996, each of Rhonda I. Kochlefl, Chairman, President and Chief Executive Officer, and Leo S. Spiegel, Senior Vice President and Chief Technology Officer, were members of the Company's Board and participated in deliberations concerning executive officer compensation.

REPORT ON EXECUTIVE COMPENSATION

 1996 Compensation of Executive Officers

  Prior to the IPO, the Company was a wholly-owned subsidiary of R.R. Donnelley and the level of compensation for Ms. Kochlefl and Mr. Spiegel was principally determined by the Human Resources Committee of R.R. Donnelley.

  After the IPO, each of Ms. Kochlefl, Mr. Spiegel, Mr. Botica and Ms. Finkel was compensated pursuant to a four-year employment agreement with the Company providing for a minimum annual base salary and a pro-rated bonus opportunity for 1996 if certain pre-established 1996 net income criteria were met by the Company. The agreements also set forth the number of options to purchase shares of Common Stock granted in 1996 to the executive officers and, with respect to Ms. Kochlefl, the number of shares of restricted Common Stock granted in 1996. These grants were approved by the Human Resources Committee of R.R. Donnelley. Each of Ms. Kochlefl's, Mr. Spiegel's, Mr. Botica's and Ms. Finkel's agreements were approved by the Board in October 1996. The stock options and awards of restricted Common Stock were also approved by the Board in order to align the interests of management more closely with those of the stockholders of the Company by increasing stock ownership by management and tying a meaningful portion of compensation to the performance of Company Common Stock.

  Charles F. Moran became a member of the Board in March 1997. Accordingly, he did not participate in compensation decisions made by the Board prior to that date.

 Compensation Policy Regarding Executive Officers

  The Compensation Committee, whose current members are Mr. Moran and Mr. Malina, is responsible for making decisions regarding the annual salary, short-term cash and long-term stock incentive compensation, and other compensation of executive officers, including the named executive officers. It is expected that the Compensation Committee will make recommendations regarding (i) the establishment of the target percentage of each executive officer's total compensation package that is comprised of salary, short-term cash and long-term stock incentive compensation, and other compensation, (ii) the base salary of each executive officer, and (iii) the establishment of performance criteria under annual and long-term awards that tie such awards to Company performance. The Compensation Committee will also determine the size and terms of any stock option or other stock-based awards made under the 1996 Plan and the 1997 Plan.

  Tax laws limit the deduction a publicly-held corporation is allowed for compensation paid to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. The Company will consider ways to maximize the deductibility of executive compensation but has reserved the right to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent. As a result, some portion of executive compensation paid to an executive officer whose compensation is subject to the deduction limit of Section 162(m) may not be deductible by the Company.

 Compensation of Chairman

  Prior to the IPO, the level of compensation of Ms. Kochlefl was principally determined by the Human Resources Committee of R.R. Donnelley. After the IPO, Ms. Kochlefl's 1996 compensation was determined in accordance with her employment agreement with the Company, which became effective on November 5, 1996, the closing date of the IPO. As stated above, the terms of Ms. Kochlefl's employment agreement were determined by the Human Resources Committee of R.R. Donnelley and were approved by the Board in October 1996. Under the employment agreement, Ms. Kochlefl was paid an annualized base salary of $300,000 with a pro-rated bonus opportunity for 1996 to earn up to 100% of base salary if certain pre-established 1996 net income criteria were met by the Company. In 1996, such minimum net income criteria were not met and, therefore, Ms. Kochlefl did not receive a bonus.

  Under her employment agreement, Ms. Kochlefl was granted options to purchase 60,000 shares of Common Stock. In addition, in 1996 Ms. Kochlefl was granted 5,000 shares of restricted Common Stock. As stated above, the stock options and award of restricted Common Stock were approved by the Board in order to align the interests of Ms. Kochlefl more closely with those of the stockholders of the Company by increasing her stock ownership and tying a meaningful portion of her compensation to the performance of Company Common Stock.

This report has been prepared by the following members of the Compensation
Committee:

                                       Charles F. Moran
                                       Daniel I. Malina

                            STOCK PERFORMANCE GRAPH

  The following graph compares the cumulative total stockholder return of the Company's Common Stock from October 31, 1996 (the date that trading in the Common Stock commenced on the Nasdaq Stock Market's National Market) to December 31, 1996 with: (a) the Nasdaq National Market Index; (b) a Peer Group Index.

  COMPARISON OF TWO MONTH CUMULATIVE TOTAL RETURN AMONG DONNELLEY ENTERPRISE
           SOLUTIONS INC., THE NASDAQ MARKET INDEX AND A PEER GROUP

                       [PERFORMANCE GRAPH APPEARS HERE]

                COMPARISON OF TWO MONTH CUMULATIVE TOTAL RETURN
                AMONG THE NASDAQ MARKET INDEX AND A PEER GROUP


Measurement Period              Donnelley Enterprise            The NASDAQ
(Fiscal Year Covered)           Solutions Inc.,                 Market Index            PEER GROUP
---------------------           --------------------            ------------            ----------
Measurement Pt-
10/31/96                        $100.00                         $100.00                 $100.00
FYE 11/31/96                    $100.50                         $106.22                 $ 97.68
FYE 12/31/96                    $ 98.00                         $105.11                 $ 90.36

  The Peer Group Index consists of Accustaff Inc., Alternative Resources Corp., American Management Systems, Cambridge Technology Partners, First Data Corporation, International Network Services, Lason Inc., and Renaissance Solutions, Inc. The cumulative total returns of each company have been weighted according to each company's stock market capitalization as of December 31, 1996.

                             CERTAIN TRANSACTIONS

  Prior to the IPO, the Company was a wholly-owned subsidiary of R.R. Donnelley. While a wholly-owned subsidiary, the Company funded its operations and capital expenditures through advances from R.R. Donnelley and by selling certain accounts receivable to a subsidiary of R.R. Donnelley. Approximately $20.3 million of the net proceeds of the IPO to the Company were used in final payment of amounts owed by the Company to R.R. Donnelley. As of December 31, 1996, the Company had approximately $6.4 million in outstanding indebtedness to R.R. Donnelley, which includes both the fees related to the Transition Services Agreement and the Benefit Administration Services Agreement described below, as well as amounts funded by R. R. Donnelley on behalf of the Company as specified in the Transition Services Agreement, and R.R. Donnelley owned 42.8% of the Common Stock outstanding. In addition, Messrs. Malina and Tyler, who are directors of the Company, are employees of R.R. Donnelley. Mr. Malina is the Vice President, Corporate Development and Mr. Tyler is the Executive Vice President and Sector President, Information Management Sector.

  The Company sells information technology services and products to R.R. Donnelley. These sales approximated $2,038,000 for the twelve-month period ended December 31, 1996.

  Prior to the IPO, the Company obtained certain services from R.R. Donnelley, participated in a number of employee benefit plans maintained by R.R. Donnelley and was included as part of R.R. Donnelley's federal income tax and certain other tax returns. In connection with the IPO, the Company entered into certain agreements with R.R. Donnelley relating to these matters. None of these agreements resulted from "arm's length" negotiations.

  Pursuant to a Transition Services Agreement between the Company and R.R. Donnelley, R.R. Donnelley or its affiliates have agreed to perform certain legal, tax, data processing, risk management, credit and collection, cash management and banking and accounts payable services for the Company. The Transition Services Agreement will be in effect until December 31, 1997, except with respect to tax services, the provision of which will end on January 31, 1998, and cash management and banking services, the provision of which ends March 31, 1997. The Company has the right to terminate certain services provided under the Transition Services Agreement upon 30 days' notice. Total payments by the Company to R.R. Donnelley for services performed pursuant to the Transition Services Agreement were approximately $66,000 in fiscal 1996.

  Pursuant to a Benefit Administration Services Agreement between the Company and R.R. Donnelley, (i) R.R. Donnelley permitted the Company to continue to participate in the Donnelley Deferred Compensation and Voluntary Savings Plan and certain welfare plans of R.R. Donnelley until December 31, 1996; and (ii) the Company ceased being a participant in all other R.R. Donnelley plans in which it participated, including the R.R. Donnelley stock purchase plan.

  The Benefit Administration Services Agreement provided that the Company would reimburse R.R. Donnelley for (i) certain costs of benefits provided under R.R. Donnelley's employee benefit plans for Company employees during the period in which the Company continued to participate in such plans following the IPO and (ii) the Company's pro rata share of administration and plan asset management expenses incurred in the operation of these plans during such period. During fiscal 1996, the Company paid R.R. Donnelley approximately $543,500 pursuant to the Benefit Administration Services Agreement.

  Prior to the IPO, the Company was included in the consolidated federal income tax return of R.R. Donnelley and filed on a combined basis with R.R. Donnelley in certain states. Thus, rather than paying income taxes directly in these jurisdictions, the Company made tax sharing payments to R.R. Donnelley pursuant to R.R. Donnelley's tax allocation policy. In general, R.R. Donnelley's tax allocation policy provided that the consolidated or combined tax liability was allocated among the entities in the consolidated or combined group based principally upon taxable income, credits, preferences and other amounts directly related to each entity. Upon completion of the IPO, the Company no longer was permitted to be included in such consolidated and combined tax returns. Instead, it began to file its own federal, state and local income tax returns and pay its own taxes on a separate company basis. Pursuant to a Tax Allocation and Indemnification Agreement between the Company and R.R. Donnelley, however, the Company remained obligated to pay to R.R. Donnelley any income taxes shown on such consolidated and combined tax returns, generally to the extent attributable to the Company, for calendar year 1995 and for the tax period (the "Interim Period") beginning on January 1, 1996 and ending on November 4, 1996 (to the extent that it has not previously paid such amounts to R.R. Donnelley). Under federal regulations, the Company will be subject to several liability for the consolidated federal income taxes for any tax year (including the Interim Period) in which it was a member of the R.R. Donnelley federal consolidated group (whether or not such taxes are attributable to the Company). R.R. Donnelley has agreed to indemnify the Company against such liability and any similar liability under state and local law. R.R. Donnelley has also agreed to indemnify the Company against any increase in the Company's taxes (whether or not related to taxes paid on a consolidated or combined basis) for periods ending on or prior to the date of completion of the IPO that results from an action of a taxing authority or a court (except to the extent such increase provides tax benefits to the Company for periods beginning after such date, in which case the sum of such tax benefits will be retained by R.R. Donnelley or paid by the Company to R.R. Donnelley). During fiscal 1996, the Company did not pay any amounts to R.R. Donnelley pursuant to the Tax Allocation and Indemnity Agreement.

           2. APPROVAL OF THE 1997 NON-EMPLOYEE DIRECTOR STOCK PLAN

GENERAL

  The Board is proposing the 1997 Plan for stockholder approval. The Board believes that the ownership of Common Stock by directors supports the maximization of long-term stockholder value by aligning the interests of directors with those of stockholders. The 1997 Plan is designed to facilitate the ownership of Common Stock by non-employee directors by providing for the grant of stock options to non-employee directors. The Board adopted the 1997 Plan on March 10, 1997, subject to approval by the stockholders at the Meeting. Reference is made to Exhibit A to this Proxy Statement for the full text of the 1997 Plan, which is summarized below.

DESCRIPTION OF THE 1997 PLAN

  Administration. The 1997 Plan will be administered by the Compensation Committee. Subject to the express provisions of the 1997 Plan, the Compensation Committee has the authority to interpret and construe the 1997 Plan and to adopt rules and regulation for administering the 1997 Plan.

  Available Shares. 75,000 shares of Common Stock will be available for the award of shares and the grant of stock options under the 1997 Plan, subject to adjustment in the event of stock splits, stock dividends or changes in corporate structure affecting Common Stock. To the extent a stock option granted under the 1997 Plan expires or terminates unexercised, the shares of Common Stock allocable to the unexercised portion of such option will be available for awards under the 1997 Plan. In addition, to the extent that shares are delivered (either actually or by attestation) to pay all or a portion of an option exercise price, such shares will become available for awards under the 1997 Plan.

  Change in Control. In the event (i) a person (subject to certain exceptions) becomes the beneficial owner of 50% or more of the voting power of the Company's outstanding securities, (ii) during any period of twenty-four consecutive months beginning on November 5, 1996, individuals who at the beginning of such period constitute the Board and any new director whose election was approved by at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election was previously so approved, cease to constitute a majority of the Board, (iii) the stockholders approve a merger or consolidation with any other corporation (unless the Company's stockholders and any employee benefit plan of the Company receives 50% or more of the voting the stock of the surviving company or unless the merger or consolidation implements a recapitalization in which no person acquires more than 50% of the combined voting power of the Company's outstanding securities) or the stockholders approve a complete liquidation of the Company or a sale of all or substantially all of the Company's assets, all options will be fully and immediately exercisable.

  Effective Date, Termination and Amendment. If the stockholders approve the 1997 Plan, it will become effective as of the date of such approval. The 1997 Plan will terminate when shares of Common Stock are no longer available under the 1997 Plan, unless terminated earlier by the Board. The Board may amend the 1997 Plan at any time except that no amendment may be made without stockholder approval if stockholder approval would be required by applicable law, rule or regulation or such amendment would increase the maximum number of shares of Common Stock available under the 1997 Plan.

  Stock Options. On the date of the Meeting (or, if later, on the date on which a person is first elected or begins to serve as a non-employee director) each person who is a non-employee director immediately after the Meeting will be granted an option to purchase 5,000 shares of Common Stock. On the date of each annual meeting subsequent to the Meeting, each person who is a non-employee director after such annual meeting shall be granted an option to purchase 5,000 shares of Common Stock, provided that such person has served as a director for at least nine months prior to such annual meeting.

  The exercise price per share of all stock options granted under the 1997 Plan will be 100% of the fair market value per share of Common Stock on the grant date, defined as the average between the highest and lowest sale prices per share on The Nasdaq Stock Market on such date. Options granted under the 1997 Plan are not exercisable in the calendar year in which such options are granted. Thereafter, one third of such Options become exercisable on each of the first, second and third January 1 occurring after their date of grant. Options granted under the 1997 Plan may be exercised until the tenth anniversary of the date of grant. Options may be exercised either by the payment of cash in the amount of the aggregate option price or by surrendering (or attesting to ownership of) shares of Common Stock owned by the participant for at least six months prior to the date the option is exercised, or a combination of both, having a combined value equal to the aggregate option price of the shares subject to the option or the portion of the option being exercised. Any option or portion thereof that is not exercised on or before the tenth anniversary of the date of grant will expire.

  Options granted under the 1997 Plan will not be transferable by the participant other than by court order, will or the laws of descent and distribution, unless such transferability is permitted under Rule 16b-3 of the Exchange Act and will be exercisable during the participant's lifetime only by the participant or the participant's guardian, legal representative or similar person.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to grants under the 1997 Plan.

  The grant of an option under the 1997 Plan will not result in income for the participant or in a deduction for the Company. The exercise of an option will generally result in compensation income for the participant and a deduction for the Company, in each case measured by the difference between the exercise price and the fair market value of the shares at the time of exercise.

  The receipt of shares of Common Stock under the 1997 Plan will generally result in compensation income for the participant and a deduction for the Company, based on the fair market value of the shares on the date awarded.

  The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the proposal to approve the 1997 Plan is required to approve the 1997 Plan.

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED 1997 NON-EMPLOYEE DIRECTOR STOCK PLAN.

       3. APPROVAL OF THE AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

  The Board is proposing the 1996 Plan for stockholder approval. In connection with the IPO, the Board adopted and R.R. Donnelley, as the Company's then sole stockholder, approved the 1996 Plan and the Donnelley Enterprise Solutions Incorporated 1996 Broad-Based Employee Stock Plan. Under those plans, an aggregate of 400,000 shares of Common Stock were available primarily for the grant of incentive compensation awards in connection with the IPO. On March 17, 1997, the Board adopted an amendment to the 1996 plan providing for an additional 100,000 shares of Common Stock to be available for incentive compensation awards under the 1996 Plan. None of the additional 100,000 shares of Common Stock that will be available under the 1996 Plan will be used for grants to executive officers of the Company. The proposal to approve the 1996 Plan, as so amended, is being submitted to stockholder for the purpose of satisfying the stockholder approval requirement for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If stockholder approval of the 1996 Plan is not obtained, the amendment providing for an additional 100,000 shares of Common Stock to be available under the 1996 Plan will not become effective. Reference is made to Exhibit B to this Proxy Statement for the full text of the 1996 Plan, which is summarized below.

  The purpose of the 1996 Plan is to provide incentives to management and other persons through rewards based upon the ownership or performance of the Common Stock. Under the 1996 Plan, the Company may grant options to purchase Common Stock, including "incentive stock options" within the meaning of section 422 of the Code, restricted stock, stock units and cash awards.

DESCRIPTION OF THE 1996 PLAN

  Administration. The 1996 Plan is administered by the Compensation Committee. Subject to the express provisions of the 1996 Plan, Compensation Committee has the authority to select eligible officers and other key management employees or agents of, and consultants and advisors to, the Company, its subsidiaries and any other entity designated by the Board or the Compensation Committee in which the Company has a direct or indirect equity interest, for participation in the 1996 Plan and determine all of the terms and conditions of each grant and award. Each grant and award will be evidenced by a written agreement containing such provisions not inconsistent with the 1996 Plan as the Compensation Committee shall approve. The Compensation Committee has the authority to prescribe rules and regulations for administering the 1996 Plan and to decide questions of interpretation of any provision of the 1996 Plan. Except with respect to grants to officers of the Company who are subject to
Section 16 of the Exchange Act or a person whose compensation is likely to be subject to the $1 million deduction limit under section 162(m) of the Code (described below under "Federal Income Tax Consequences"), the Compensation Committee may delegate some or all of its power and authority to administer the 1996 Plan to the Chairman or other executive officer of the Company.

  Available Shares. As described above, 400,000 shares of Common Stock are currently available for incentive compensation awards under the 1996 Plan and the 1996 Broad-Based Employee Stock Plan. If the proposal is approved by stockholders, an additional 100,000 shares of Common Stock will be available under the 1996 Plan. The total 500,000 shares of Common Stock that would be available under the 1996 Plan would be reduced by the number of shares of Common Stock subject to stock options granted under the 1996 Broad-Based Employee Stock Plan. The number of shares available under the 1996 Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in the Company's capitalization. In general, shares subject to a grant or award which for any reason are not issued or delivered, including by reason of the expiration, termination, cancellation or forfeiture of all or a portion of a grant or award or by reason of the delivery or withholding of shares to pay all or a portion of the exercise price of an option or to satisfy tax withholding obligations, will again be available under the 1996 Plan. The maximum number of shares of Common Stock with respect which (i) options may be granted during any three-year period to any person is 150,000, and (ii) fixed awards in the form of restricted Common Stock may be granted under the 1996 Plan is 100,000 in the aggregate, in each case subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in the Company's capitalization.

  Change in Control. In the event (i) a person (subject to certain exceptions) becomes the beneficial owner of 50% or more of the voting power of the Company's outstanding securities, (ii) during any period of twenty-four consecutive months beginning on November 5, 1996, individuals who at the beginning of such period of twenty-four consecutive months beginning on November 5, 1996, individuals who at the beginning of such period constitute the Board and any new director whose election was approved by at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election was previously so approved, cease to constitute a majority of the Board or (iii) the stockholders approve a merger or consolidation with any other corporation (unless the Company's stockholders and any employee benefit plan of the Company receive 50% or more of the voting stock of the surviving company or unless the merger or consolidation implements a recapitalization in which no person acquires more than 50% of the combined voting power of the Company's outstanding securities) or the stockholders approve a complete liquidation of the Company or sale of all or substantially all of the Company's assets, all options will be fully and immediately exercisable, the highest level of achievement will be deemed to be met with respect to performance awards of restricted Common Stock, stock units or cash and such performance awards will be fully and immediately vested and the period of continued employment for all fixed awards of restricted Common Stock, stock units or cash will be deemed completed and such fixed awards will be fully and immediately vested.

  Effective Date, Termination and Amendment. The 1996 Plan became effective on November 5, 1996, the date of the closing of the IPO. If the 1996 Plan, as amended and restated, is approved by stockholders, the proposal to make an additional 100,000 shares of Common Stock available under the 1996 Plan will become effective as of the date of stockholder approval. The 1996 Plan will terminate when shares of Common Stock are no longer available under the 1996 Plan, unless terminated earlier by the Board. The Board may amend the 1996 Plan at any time except that no amendment may be made without stockholder approval if stockholder approval would be required by applicable law, rule or regulation or such amendment would increase the maximum number of shares of Common Stock available under the 1996 Plan.

  Stock Options. The period for the exercise of a non-qualified stock option and the option exercise price will be determined by the Compensation Committee; provided that the option exercise price will not be less than the fair market value of a share of Common Stock on the date of grant.

  No incentive stock option will be exercisable more than ten years after its date of grant, unless the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), in which case the option will be exercisable for no more than five years after its date of grant. If the recipient of an incentive stock option is a ten percent holder, the option exercise price will be the price required by the Code, currently 110% of fair market value.

  Upon exercise, an option exercise price may be paid in cash or by the deliver of previously owned shares of Common Stock, as determined by the Compensation Committee. In the event of termination of employment by reason of retirement or total and permanent disability, each option will be exercisable to the extent set forth in the agreement evidencing such option for a period of no more than five years after the date of such termination of employment, but in no event after the expiration of such option. In the event of termination of employment by reason of death or any reason other than retirement or total and permanent disability, each option will be exercisable to the extent set forth in the agreement evidencing such option for a period of 90 days after the date of death or date of such termination of employment, but in no event after the expiration of such option.

  Performance Awards and Fixed Awards. Under the 1996 Plan, bonus awards, whether performance awards or fixed awards, may be made in the form of (i) cash, whether in an absolute amount or as a percentage of compensation, (ii) stock units, each of which is substantially the equivalent of a share of Common Stock but for the power to vote and, subject to the Compensation Committee's discretion, the entitlement to an amount equal to dividends or other distributions otherwise payable on a like number of shares of Common Stock and (iii) shares of Common Stock issued to the eligible person but forfeitable and with restrictions on transfer.

  Performance awards may be made in terms of a stated potential maximum dollar amount, percentage of compensation or number of units or shares, with the actual such amount, percentage or number to be determined by reference to the level of achievement of corporate, business unit, division, individual or other specific objectives over a performance period of not less than one nor more than ten years, as determined by the Compensation Committee. Fixed awards are not contingent on the achievement of specific objectives, but are contingent on the participant's continuing in the Company's employ for a period specified in the award.

  If shares of restricted Common Stock are subject to a bonus award, the participant will have the right, unless and until such award is forfeited or unless otherwise determined by the Compensation Committee at the time of grant, to vote the shares and to receive dividends thereon from the date of grant and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than regular quarterly cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made. Upon termination of any applicable restriction period, including, if applicable, the satisfaction or achievement of applicable performance objectives, a certificate evidencing ownership of the shares of Common Stock will be delivered to the holder of such award.

  If stock units are credited to a participant pursuant to a bonus award, then, subject to the Compensation Committee's discretion, amounts equal to dividends and other distributions otherwise payable on a like number of shares of Common Stock after the crediting of the units will be credited to an account for the participant and held until the award is forfeited or paid out. Interest shall be credited on the account annually at a rate equal to the return on five-year U.S. Treasury obligations.

  The Compensation Committee may provide for early vesting of an award in the event of the participant's death, permanent and total disability or retirement. At the time of vesting, (i) the award, if in units, will be paid to the participant either in shares of Common Stock equal to the number of units, in cash equal to the fair market value of such shares or in such combination thereof as the Compensation Committee determines, and the participant's account to which dividend equivalents, other distributions and interest have been credited will be paid in cash, (ii) the award, if a cash bonus award, will be paid to the participant either in cash, in shares of Common Stock with a then fair market value equal to the amount of such award or in such combination thereof as the Compensation Committee determines and
(iii) shares of restricted Common Stock issued pursuant to an award will be released from the restrictions.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain of the U.S. federal income tax consequences generally arising with respect to grants and awards under the 1996 Plan.

  Stock Options. A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize any income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within such period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the excess of (A) either (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise, over (B) the exercise price, and the Company will be entitled to a corresponding deduction.

  Restricted Common Stock and Stock Units. A participant will not recognize any income at the time of the grant of shares of restricted Common Stock (unless the participant makes an election to be taxed at the time the restricted Common Stock is granted) or stock units, and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income at the time the restrictions lapse on restricted Common Stock (if such election was not made) and stock units in an amount equal to the excess of the fair market value of the shares or units at such time over the amount, if any, paid for such shares or units. The amount of ordinary income recognized by a participant is deductible by the Company as compensation expense, except to the extent the deduction limit of section 162(m) of the Code (described below) applies. In addition, a participant receiving dividends with respect to restricted Common Stock for which the above-described election has not been made and prior o the time the restrictions lapse will recognize compensation taxable as ordinary income (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of section 162(m) of the Code applies. A participant will recognize compensation taxable as ordinary income (subject to income tax withholding) when amounts attributable to stock units are paid (or made available) and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of section 162(m) of the Code applies.

  Cash Bonus Awards. A participant will not recognize any income upon the grant of a bonus award payable in cash and the Company will be entitled to a tax deduction at such time. At the time such award is paid (or made available), the participant will recognize compensation taxable as ordinary income (subject to income tax withholding) in an amount equal to any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of section 162(m) of the Code applies.

  Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated executive officers other than the chief executive officer. However, "performance-based" compensation is not subject to the $1 million deduction limit. Based on certain regulations issued by the U.S. Department of the Treasury, certain compensation under the 1996 Plan, such as that payable with respect to options, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 1996 Plan, such as any restricted Common Stock award which is not subject to a performance condition to vesting, would be subject to such limit.

DETERMINABLE PLAN BENEFITS

  The following table sets forth information regarding all awards granted under the 1996 Plan during 1996. On January 31, 1997, the closing sale price of the Common Stock, as reported in the Nasdaq National Market Issues was $23.75 per share.

       AMENDED AND RESTATED DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED
                           1996 STOCK INCENTIVE PLAN

                                                            DOLLAR    NUMBER
POSITION                                                   VALUE ($) OF UNITS
--------                                                   --------- --------
Rhonda I. Kochlefl........................................ $     --   60,000(1)
                                                            125,000    5,000(2)
Leo S. Spiegel............................................       --   40,000(1)
Thomas P. Bradbury........................................       --       --
Luke F. Botica............................................       --   30,000(1)
Linda A. Finkel...........................................       --   30,000(1)
David J. Shea.............................................       --   15,000(1)
Executive officers as a group (6 persons).................  125,000  180,000
All employees as a group, excluding executive officers
 (314 persons)............................................       --  123,550(3)

--------
(1) Represents options to purchase shares of Common Stock granted on the closing date of the IPO. The option exercise price per share is $25.00.
(2) Represents shares of restricted Common Stock granted on the closing date of the IPO. The dollar value is based on the closing price of the Common Stock on the date of grant.
(3) Represents options to purchase shares of Common Stock granted on the closing date of the IPO. The option exercise price per share for the options granted on the closing date of the IPO is $25.00.

  The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the proposal to approve the 1996 Plan is required to approve the 1996 Plan.

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED 1996 STOCK INCENTIVE PLAN.

             4. APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

  The Board is proposing the Stock Purchase Plan for stockholder approval. The purpose of the Stock Purchase Plan is to encourage and facilitate the purchase of Common Stock by eligible employees of the Company and to provide an additional incentive to promote the best interests of the Company and an additional opportunity to participate in its economic progress. The Stock Purchase Plan was adopted by the Board on March 17, 1997, and if approved by the stockholders, will become effective July 1, 1997 or such later date as shall be determined by the Board or the Compensation Committee. Reference is made to Exhibit C to this Proxy Statement for the full text of the Stock Purchase Plan which is summarized below.

DESCRIPTION OF THE STOCK PURCHASE PLAN

  Administration, Amendment and Termination. The Stock Purchase Plan will be administered by the Compensation Committee. Subject to the express provisions of the Stock Purchase Plan, the Compensation Committee will have complete authority to interpret the Stock Purchase Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Stock Purchase Plan. The Board or the Compensation Committee may at any time, and from time to time, amend the Stock Purchase Plan in any respect, except that, without stockholder approval, no amendment may be made changing the number of shares to be reserved under the Stock Purchase Plan (unless certain changes occur in the Company's capital structure as described in the Stock Purchase
Plan), or that would otherwise require stockholder approval under applicable law.

  The Stock Purchase Plan will terminate upon the purchase by participants of all shares that may be issued under the Stock Purchase Plan or any earlier time in the discretion of the Board.

  Eligibility. In general, any employee of the Company is eligible to participate in the Stock Purchase Plan as of the effective date of the Stock Purchase Plan if such employee has been continuously employed by the Company for at least one year (a "Participant"). Under the Stock Purchase Plan, the Purchase Period begins on such date as shall be determined by the Board or the Compensation Committee, provided it is after the 1997 Annual Meeting, and on the first day of each calendar quarter thereafter. Approximately 537 employees would have been eligible to participate in the Stock Purchase Plan as of March 1, 1997.

  Available Shares. The maximum number of shares of Common Stock available for purchase under the Stock Purchase Plan will be 200,000 shares, subject to adjustment in the event of certain change to the Company's capital structure, as described in the Stock Purchase Plan. Notwithstanding anything to the contrary in the Stock Purchase Plan, no employee can purchase Common Stock under the Stock Purchase Plan if such employee, immediately after the grant of the option, would own stock (including shares then purchasable under the Stock Purchase Plan) possessing five percent or more of the total combined voting power or value of all classes of issued and outstanding stock of the Company. In addition, no Participant can purchase Common Stock under the Stock Purchase Plan and all other employee stock purchase plans (within the meaning of section 423 of the Code) of the Company with an aggregate fair market value (determined as of the beginning of each Purchase Period) in excess of $25,000 per calendar year.

  Stock Purchases. Prior to the first day of each Purchase Period for which an employee is eligible to participate in the Stock Purchase Plan, an employee may file an election specifying his or her chosen rate of payroll deduction contributions. Under the Stock Purchase Plan, an employee may elect to make payroll deduction contributions in an amount equal to a whole percentage not less than one and not more than ten percent of the employee's compensation (as defined in the Stock Purchase Plan) for each payroll period, beginning with the first pay date which occurs on or after the entry date as of which such employee commences participation in the Stock Purchase Plan.

  The Compensation Committee will cause to be established a separate "Purchase Account" on behalf of each Participant to hold payroll deduction contributions made under the Stock Purchase Plan. Subject to a Participant's right of abandonment described below, the balance of each Participant's Purchase Account will be applied on the last day of each Purchase Period to purchase the number of whole shares of Common Stock determined by dividing the balance of such Participant's Purchase Account as of such date by the Purchase Price. The "Purchase Price" under the Stock Purchase Plan is, with respect to a Purchase Period, will be determined by the Compensation Committee, provided, however, that such price will be between 85% and 100% of the fair market value of a share of Common Stock on the last day of such Purchase Period.

  Following each Purchase Date, the Company will purchase or issue Common Stock (including, at the option of the Company, shares issued out of treasury), in its sole discretion, on behalf of each Participant.

FEDERAL INCOME TAX CONSEQUENCES

  The Company believes that the Stock Purchase Plan qualifies under section 423 of the Code as an employee stock purchase plan. Under section 423 the Participant does not recognize any taxable income at the time Common Stock is purchased under the Stock Purchase Plan. The following is a brief summary of certain of the U.S. federal income tax consequences generally arising with respect to purchases made under the Stock Purchase Plan.

  If a Participant disposes of shares of Common Stock within two years after the first day of the Purchase Period during which such shares were purchased (a "disqualifying disposition"), the Participant will recognize compensation taxable as ordinary income (and subject to tax withholding) in the amount of the excess of the fair market value of such shares over the Purchase Price of such shares. The Participant's cost basis in the shares will be increased by the amount of such ordinary compensation income. If the amount realized upon such disposition exceeds the Participant's cost basis in the shares of Common Stock (as so increased), the Participant will recognize capital gain in the amount of the difference between the amount realized and such adjusted cost basis. Under current tax law, gain on capital assets held for less than one year is treated as "short-term" capital gain which is not eligible for certain preferential tax treatment afforded "long-term" capital gain. In the event the amount realized is less than the cost basis in the shares of Common Stock (as so increased), the Participant will recognize capital loss from such disposition in the amount of the difference between the adjusted cost basis and the amount realized.

  If a Participant disposes of shares of Common Stock two years or more after the first day of the Purchase Period during which such shares were purchased (a "disqualifying disposition"), the tax treatment will be different. The Participant will recognize compensation taxable as ordinary income in the amount of the lesser of (i) the excess of the fair market value of the shares for such date over the Purchase Price, and (ii) the excess of the amount realized from such disposition over the Purchase Price of the shares. The Participant's costs basis in the shares of Common Stock will be increased by the amount of such ordinary compensation income. In addition, the Participant will recognize long-term capital gain equal to the difference (if any) between the amount realized upon such disposition and the cost basis in the shares (as so increased). In the event the amount realized from such disposition is less than the Purchase Price, the Participant will recognize long-term capital loss in the amount of the difference between the Purchase Price and the amount realized.

  The Company will not be entitled to a deduction for any excess of the fair market value of the shares of Common Stock over the Purchase Price, except to the extent the Participant recognizes ordinary compensation income upon a disqualifying disposition.

  The affirmative vote of the holders of a majority of the shares present in person or by proxy at the 1997 Annual Meeting and entitled to vote on the proposal to approve the Stock Purchase Plan is required to approve the Stock Purchase Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED 1997 EMPLOYEE STOCK PURCHASE PLAN.

                             INDEPENDENT AUDITORS

  The Company has not selected its independent public accountants for the year ending December 31, 1997. It is expected that this selection will be made at the meeting of the Board to be held May 7, 1997, after the Audit Committee has reviewed the audit proposal for such year. After such review, the Audit Committee will recommend the selection of accountants for 1997 to the Board, which will make the final selection.

  Arthur Andersen LLP served as the Company's independent auditors for fiscal 1996. Representatives of that firm are expected to appear at the Annual Meeting, will have an opportunity to make a statement, if they wish to do so, and will be available to answer appropriate questions from stockholders at that time.

                                 OTHER MATTERS

  The Board knows of no other business which will be presented for action at the Meeting other than those items identified in the Notice of Annual Meeting of Stockholders. If other matters properly come before the Meeting by the Board of Directors, it is intended that proxies will be voted at the Meeting in accordance with the best judgment of the person or persons exercising the authority conferred by such proxies.

                             STOCKHOLDER PROPOSALS

  The Company currently contemplates that the 1998 Annual Meeting of Stockholders will be held in May 1998. Stockholder proposals intended to be presented at that meeting must be received by the Company not later than December 1, 1997, at its principal executive office, Attention: Rhonda I. Kochlefl, Chairman, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that annual meeting.

  The Company's By-laws provide that stockholders seeking to bring business before a meeting of stockholders, or to nominate candidates for election as directors at a meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive office of the Company, by the Chairman, not less than 60 days nor more than 90 days prior to the scheduled meeting (or, if less than 70 days' notice of the meeting is given or make to stockholders, not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the meeting was mailed, or (ii) the day on which public disclosure of the date of such meeting was made). The notice is required to contain certain information about the nominee or proposal and the stockholder making the nomination or proposal. A nomination or proposal that does not comply with the above procedure will be disregarded.

                           EXPENSES AND SOLICITATION

  The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee, and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders may in person or by mail, telephone, or facsimile following the original solicitation.

                                          By Order of the Board of Directors

                                          /s/ Rhonda I. Kochlefl
                                          Rhonda I. Kochlefl
                                          Chairman, President and Chief
                                          Executive Officer

Chicago, Illinois
March 31, 1997

                                                                      EXHIBIT A

                  DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED
                     1997 NON-EMPLOYEE DIRECTOR STOCK PLAN
                                     AS OF
                                  MAY 7, 1997

  1. PURPOSE OF THE PLAN. The purpose of the Donnelley Enterprise Solutions Incorporated 1997 Non-Employee Director Stock Plan is to promote the long-term growth of the Corporation by increasing the proprietary interest of Non-Employee Directors in the Corporation and to attract and retain highly qualified and capable Non-Employee Directors.

  2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

    "AWARD" means an award granted to a Non-Employee Director under the Plan in the form of Options or Shares, or any combination thereof.

    "BOARD" means the Board of Directors of the Corporation.

    "CORPORATION" means Donnelley Enterprise Solutions Incorporated.

    "FAIR MARKET VALUE" means, with respect to any date, the average between the highest and lowest sale prices per Share on The Nasdaq Stock Market on such date, provided that if there shall be no sale of Shares reported on such date, the Fair Market Value of a Share on such date shall be deemed to be equal to the average between the highest and lowest sale prices per Share on The Nasdaq Stock Market for the last preceding date on which sales of Shares were reported.

    "OPTION" means an option to purchase Shares awarded under Section 8 which does not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

    "OPTION GRANT DATE" means the date as of which an Option is granted to a Non-Employee Director.

    "OPTIONEE" means a Non-Employee Director of the Corporation to whom an Option has been granted or, in the event of such Non-Employee Director's death prior to the expiration of an Option, such Non-Employee Director's executor, administrator, beneficiary or similar person, or, in the event of a transfer permitted by Section 7 hereof, such permitted transferee.

    "NON-EMPLOYEE DIRECTOR" means a director of the Corporation who is not an employee of the Corporation or any subsidiary of the Corporation.

    "PLAN" means the Donnelley Enterprise Solutions Incorporated 1997 Non-Employee Director Stock Plan, as amended and restated from time to time.

    "SHARES" means shares of the Common Stock, par value $.01 per share, of the Corporation.

    "STOCK OPTION AGREEMENT" means a written agreement between a Non-Employee Director and the Corporation evidencing an Option.

  3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board or a committee of the Board designated by the Board ("Committee"). Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  The Board or Committee, as applicable, shall have full power and authority to interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan. All such interpretations, rules and regulations shall be conclusive and binding on all parties. A majority of the Board or Committee, as applicable, shall constitute a quorum. The acts of the Board or Committee shall be either (i) acts of a majority of the members of the Board or Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Board or Committee without a meeting.

  4. AWARDS UNDER THE PLAN. Awards in the form of Options shall be granted to a Non-Employee Directors in accordance with Section 8. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement.

  5. ELIGIBILITY. Non-Employee Directors of the Corporation shall be eligible to participate in the Plan in accordance with Section 8.

  6. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 11, the aggregate number of Shares which may be issued or delivered upon the award of Shares and the exercise of Options shall not exceed 75,000 Shares. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option or by reason of the delivery of Shares (either actually or by attestation) to pay all or a portion of the exercise price of such Option, then such Shares shall again be available under the Plan. Shares of Common Stock to be issued may be authorized and unissued Shares, treasury Shares or a combination thereof.

  7. NON-TRANSFERABILITY OF OPTIONS. No Option shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Corporation or (ii) as otherwise set forth in the agreement relating to such Option. Each Option may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's guardian, legal representative or similar person. Except as permitted by the second preceding sentence, no Option may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option, such Option and all rights thereunder shall immediately become null and void.

  8. NON-ELECTIVE OPTIONS. Each Non-Employee Director shall be granted Options, subject to the following terms and conditions:

  TIME OF GRANT. On the date of the 1997 annual meeting of stockholders (or, if later, on the date on which a person is first elected or begins to serve as a Non-Employee Director), each person who is a Non-Employee Director immediately after such annual meeting shall be granted an Option to purchase 5,000 Shares. On the date of each annual meeting subsequent to the 1997 annual meeting of stockholders each person who is a Non-Employee Director immediately after such annual meeting shall be granted an Option to purchase 5,000 shares; provided, that such person has served as as a director of the Company for at least nine months prior to such annual meeting.

  PURCHASE PRICE. The purchase price per Share under each Option granted pursuant to this Section 8 shall be 100% of the Fair Market Value per Share on the Option Grant Date.

  EXERCISE OF OPTIONS. Subject to Section 9, each Option shall not be exercisable during the calendar year in which such Option is granted. Thereafter, such Option may be exercised: (i) on or after the first January 1 occurring after its date of grant, for up to one-third of the Shares subject to such Option on its date of grant, (ii) on or after the second January 1 occurring after its date of grant, for up to an additional one-third (two-thirds on a cumulative basis) of the Shares subject to such Option on its date of grant and (iii) on or after the third January 1 occurring after its date of grant, for up to the remaining one-third (all Shares on a cumulative basis) of the Shares subject to such Option on its date of grant. No Option shall be exercised later than ten years after the Option Grant Date. An Option may be exercised during the Optionee's continued service as a Non-Employee Director, and, unless otherwise determined by the Board or Committee, as applicable, as set forth in the Stock Option Agreement relating to the Option, for a period not in excess of ninety days following termination of service as a Non-Employee Director, and only within the original term of the Option; provided, however, that if service by the Optionee as a Non-Employee Director shall have terminated by reason of retirement or total and permanent disability, then the Option may be exercised to the extent set forth in the Stock Option Agreement relating to the Option for a period not in excess of five years following termination of service as a Non-Employee Director, but not after the expiration of the term of the Option. In the event of the death of an Optionee
(i) while serving as a Non-Employee Director, (ii) within a period not in excess of five years after termination of service as a Non-Employee Director by reason of retirement or total and permanent disability or (iii) within ninety days after termination of service as a Non-Employee Director for any other reason, each outstanding Option held by such Optionee at the time of death may be exercised to the extent set forth in the Stock Option Agreement relating to the Option by the executor, administrator, personal representative, beneficiary or similar persons of such deceased Optionee within ninety days of the date of death. An exercisable Option, or portion thereof, may be exercised only with respect to whole Shares.

  An Option may be exercised (i) by giving written notice to the Corporation specifying the number of whole Shares to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Corporation's satisfaction) either (A) in cash, (B) in previously owned whole Shares (which the Optionee has held for at least six months prior to delivery of such Shares or which the Optionee purchased on the open market and for which the Optionee has good title free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Corporation to whom the Optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B) and (ii) by executing such documents as the Corporation may reasonably request. The Board or Committee, as applicable, shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D). Any fraction of a Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing Shares shall be delivered until the full purchase price therefor has been paid.

  9. CHANGE IN CONTROL. If while any Option is outstanding--

    (a) any "person," as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof (but not including (i) the Corporation or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation) (hereinafter a "Person") is or becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, excluding an acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities) representing 50% or more of the combined voting power of the Corporation's then outstanding securities; or

    (b) during any period of twenty-four (24) consecutive months (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into any agreement with the Corporation to effect a transaction described in Clause (a), (c) or (d) of this Section 9) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

    (c) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Corporation's then outstanding securities; or

    (d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets, (any of such events being hereinafter referred to as a "Change in Control"), then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, or the date of any such stockholder approval of a merger, consolidation, plan of complete liquidation or an agreement for the sale of the Corporation's assets as described above occurs (the applicable date being hereinafter referred to as the "Acceleration Date"), all Options, whether or not then exercisable in whole or in part, shall be fully and immediately exercisable.

  10. AMENDMENT AND TERMINATION. The Plan may be amended or terminated by the Board in any respect except that no amendment may be made without stockholder approval if stockholder approval is required by applicable law, rule or regulation. No amendment may impair the rights of an Optionee without the consent of such Optionee.

  11. ADJUSTMENTS. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under the Plan, the number and class of securities subject to each outstanding Option and the purchase price per security shall be appropriately adjusted by the Board or Committee, as applicable, such adjustments to be made in the case of outstanding Options without an increase in the aggregate purchase price. If any such adjustment would result in a fractional security being (i) available under the Plan, such fractional security shall be disregarded, or (ii) subject to an outstanding Option, the Corporation shall pay the holder thereof, in connection with the first exercise of such Option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying
(i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the date of such exercise over (B) the exercise price of such Option.

  12. RESTRICTIONS ON SHARES. Each grant made hereunder shall be subject to the requirement that if at any time the Corporation determines that the listing, registration or qualification of Shares subject thereto upon any securities exchange, quotation system or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Shares thereunder, such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Corporation. The Corporation may require that certificates evidencing Shares delivered pursuant to any grant made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

  13. RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Corporation with respect to any Shares or other equity security of the Corporation which are subject to a grant hereunder unless and until such person becomes a stockholder of record with respect to such Shares or equity security.

  14. GOVERNING LAW. The Plan, each grant hereunder and any related Stock Option Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

  15. EFFECTIVE DATE. The Plan shall be submitted to the stockholders of the Corporation for approval and, if approved, shall become effective as of the date of such approval. The Plan shall terminate when Shares are no longer available under the Plan unless terminated prior thereto by action of the Board. No further grants shall be made under the Plan after termination, but termination shall not affect the rights of any participant under any grants made prior to termination.

                                                                      EXHIBIT B

                             AMENDED AND RESTATED

                  DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED

                           1996 STOCK INCENTIVE PLAN
                                     AS OF
                                  MAY 7, 1997

                                  I. GENERAL

  1. Plan. To provide incentives to management through rewards based upon the ownership or performance of the common stock of Donnelley Enterprise Solutions, Inc. (the "Company"), the Committee hereinafter designated, may grant cash or bonus awards, stock options, or combinations thereof, to eligible persons, on the terms and subject to the conditions stated in the Plan. For purposes of the Plan, references to employment by the Company also mean employment by a majority-owned subsidiary of the Company and employment by any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest.

  2. Eligibility. Officers and other key management employees of, agents of, consultants to and advisors to, the Company, its majority-owned subsidiaries, and any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest, shall be eligible, upon selection by the Committee, to receive cash or bonus awards or stock options, either singly or in combination, as the Committee, in its discretion, shall determine.

  3. Limitation on Shares to be Issued. Subject to adjustment as provided in
Section 5 of this Article I, 500,000 shares of common stock ("common stock") shall be available under the Plan, reduced by (i) the aggregate number of shares of common stock which become subject to outstanding stock options under the terms of the Donnelley Enterprise Solutions Incorporated 1996 Broad-Based Employee Stock Plan, and (ii) the aggregate number of shares of common stock which become subject to outstanding bonus awards and stock options under this Plan. Shares subject to a grant or award under either the Donnelley Enterprise Solutions Incorporated 1996 Broad-Based Employee Stock Plan or this Plan which for any reason are not issued or delivered, including by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or by reason of the delivery or withholding of shares to pay all or a portion of the exercise price or to satisfy tax withholding obligations, shall again be available for future grants and awards hereunder. For the purpose of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, the maximum number of shares of common stock with respect to which options may be granted during any three-year period to any person shall be 150,000, subject to adjustment as provided in Section 5 of this Article I. The maximum number of shares of common stock with respect to which fixed awards in the form of restricted stock may be granted hereunder is 100,000 in the aggregate, subject to adjustment as provided in Section 5 of this Article I.

  Shares of common stock to be issued may be authorized and unissued shares of common stock, treasury stock or a combination thereof.

  4. Administration of the Plan. The Plan shall be administered by a Committee designated by the Board of Directors (the "Committee"). Each member of the Committee shall be (i) an "outside director" within the meaning of Section 162(m) of the Code and (ii) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall, subject to the terms of the Plan, select eligible persons for participation; determine the form of each grant and award, either as cash, a bonus award or stock options or a combination thereof; and determine the number of shares or units subject to the grant or award, the fair market value of the common stock or units when necessary, the time and conditions of vesting, exercise or settlement, and all other terms and conditions of each grant and award, including, without limitation, the form of instrument evidencing the grant or award. The Committee may establish rules and regulations for the administration of the Plan, interpret the Plan, and impose, incidental to a grant or award, conditions with respect to competitive employment or other activities not inconsistent with the

Plan. All such rules, regulations, interpretations and conditions shall be conclusive and binding on all parties. Each grant and award shall be evidenced by a written instrument and no grant or award shall be valid until an agreement is executed by the Company and the recipient thereof and, upon execution by each party and delivery of the agreement to the Company, such grant or award shall be effective as of the effective date set forth in the agreement.

  The Committee may delegate some or all of its power and authority hereunder to the Chairman or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the selection for participation in the Plan of (A) an employee who is a "covered employee" within the meaning of
Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period a grant or award hereunder to such employee would be outstanding or (B) an officer or other person subject to Section 16 of the Exchange Act or (ii) decisions concerning the timing, pricing or amount of a grant or award to such an employee, officer or other person.

  A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

  5. Adjustments. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of securities available under the Plan, the number and class of securities subject to each outstanding bonus award, the number and class of securities subject to each outstanding stock option and the purchase price per security shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding stock options without a change in the aggregate purchase price. If any such adjustment would result in a fractional security being (i) available under the Plan, such fractional security shall be disregarded, or (ii) subject to an outstanding grant or award under the Plan, the Company shall pay the holder thereof, in connection with the first vesting, exercise or settlement of such grant or award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value on the date of such vesting, exercise or settlement over (B) the exercise price, if any, of such grant or award.

  6. Effective Date and Term of Plan. The Plan, as amended and restated, shall be submitted to the stockholders of the Company for approval and, if approved, shall become effective as of the date of such approval. The Plan shall terminate when shares of common stock are no longer available under the Plan unless terminated prior thereto by action of the Board. No further grants or awards shall be made under the Plan after termination, but termination shall not affect the rights of any participant under any grants or awards made prior to termination.

  7. Amendments. The Plan may be amended or terminated by the Board in any respect except that no amendment may be made without stockholder approval if stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code, or such amendment would increase (subject to Section 5 of this Article I) the maximum number of shares available under the Plan. No amendment may impair the rights of a holder of an outstanding grant or award without the consent of such holder.

                               II. BONUS AWARDS

  1. Form of Award. Bonus awards, whether performance awards or fixed awards, may be made to eligible persons in the form of (i) cash, whether in an absolute amount or as a percentage of compensation, (ii) stock units, each of which is substantially the equivalent of a share of common stock but for the power to vote and, subject to the Committee's discretion, the entitlement to an amount equal to dividends or other distributions otherwise payable on a like number of shares of common stock, (iii) shares of common stock issued to the eligible person but forfeitable and with restrictions on transfer in any form as hereinafter provided or (iv) any combination of the foregoing.

  2. Performance Awards. Awards may be made in terms of a stated potential maximum dollar amount, percentage of compensation or number of units or shares, with the actual such amount, percentage or number to be determined by reference to the level of achievement of corporate, sector, business unit, division, individual or other specific objectives over a performance period of not less than one nor more than ten years, as determined by the Committee. No rights or interests of any kind shall be vested in an individual receiving a performance award until the conclusion of the performance period and the determination of the level of achievement specified in the award, and the time of vesting, if any, thereafter shall be as specified in the award.

  3. Fixed Awards. Awards may be made which are not contingent on the achievement of specific objectives, but are contingent on the participant's continuing in the Company's employ for a period specified in the award.

  4. Rights with Respect to Restricted Shares. If shares of restricted common stock are subject to an award, the participant shall have the right, unless and until such award is forfeited or unless otherwise determined by the Committee at the time of grant, to vote the shares and to receive dividends thereon from the date of grant and the right to participate in any capital adjustment applicable to all holders of common stock; provided, however, that a distribution with respect to shares of common stock, other than a regular quarterly cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made.

  During the restriction period, a certificate or certificates representing restricted shares shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required under applicable laws, rules or regulations, indicating that the ownership of the shares of common stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the agreement relating to the restricted shares. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of common stock subject to the award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period, including, if applicable, the satisfaction or achievement of applicable objectives, and subject to the Company's right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of shares of common stock shall be delivered to the holder of such award.

  5. Rights with Respect to Stock Units. If stock units are credited to a participant pursuant to an award, then, subject to the Committee's discretion, amounts equal to dividends and other distributions otherwise payable on a like number of shares of common stock after the crediting of the units (unless the record date for such dividends or other distributions precedes the date of grant of such award) shall be credited to an account for the participant and held until the award is forfeited or paid out. Interest shall be credited on the account annually at a rate equal to the return on five year U.S. Treasury obligations.

  6. Vesting and Resultant Events. The Committee may, in its discretion, provide for early vesting of an award in the event of the participant's death, permanent and total disability or retirement, or such other circumstances as the Committee may specify. At the time of vesting, (i) the award, if in units, shall be paid to the participant either in shares of common stock equal to the number of units, in cash equal to the fair market value of such shares, or in such combination thereof as the Committee shall determine, and the participant's account to which dividend equivalents, other distributions and interest have been credited shall be paid in cash, (ii) the award, if a cash bonus award, shall be paid to the participant either in cash, or in shares of common stock with a then fair market value equal to the amount of such award, or in such combination thereof as the Committee shall determine and (iii) shares of restricted common stock issued pursuant to an award shall be released from the restrictions.

                              III. STOCK OPTIONS

  1. Grants of Options. Options to purchase shares of common stock may be granted to such eligible persons as may be selected by the Committee. These options may, but need not, constitute "incentive stock options" under Section 422 of the Code or any other form of option under the Code. To the extent that the aggregate fair market value (determined as of the date of grant) of shares of common stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of the Company, or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall not constitute incentive stock options.

  2. Number of Shares and Purchase Price. The number of shares of common stock subject to an option and the purchase price per share of common stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of common stock shall not be less than 100% of the fair market value of a share of common stock on the date of grant of the option; provided further, that if an incentive stock option shall be granted to any person who, on the date of grant of such option, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per share of common stock shall be the price (currently 110% of fair market value) required by the Code in order to constitute an incentive stock option.

  3. Exercise of Options. The period during which options granted hereunder may be exercised shall be determined by the Committee; provided, however, that no incentive stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercisable more than five years after its date of grant. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of common stock.

  An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of common stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) in previously owned whole shares of common stock (which the optionee has held for at least six months prior to delivery of such shares or which the optionee purchased on the open market and for which the optionee has good title free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B) and (ii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D). Any fraction of a share of common stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing common stock shall be delivered until the full purchase price therefor has been paid.

  4. Termination of Employment or Service. An option may be exercised during the optionee's continued employment with the Company or during the optionee's continued provision of services to the Company, and, unless otherwise determined by the Committee as set forth in the agreement relating to the option, for a period not in excess of ninety days following termination of employment or the provision of services, as the case may be, and only within the original term of the option; provided, however, that if employment of the optionee by the Company or the provision of services by the optionee to the Company shall have terminated by reason of retirement or total and permanent disability, then the option may be exercised to the extent set forth in the agreement relating to the option for a period not in excess of five years following termination of employment or the provision of services, but not after the expiration of the term of the option. In the event of the death of an optionee (i) during employment or the term in which services are being provided, (ii) within a period not in excess of five years after termination of employment or the term in which services are being provided by reason of retirement or total and permanent disability or (iii) within ninety days after termination of employment or the term in which services are being provided for any other reason, outstanding options held by such optionee at the time of death may be exercised to the extent set forth in the agreement relating to the option by the executor, administrator, personal representative, beneficiary or similar persons of such deceased optionee within ninety days of the date of death.

                                   IV. OTHER

  1. Non-Transferability of Options. No option shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in the agreement relating to such option. Each option may be exercised during the participant's lifetime only by the participant or the participant's guardian, legal representative or similar person. Except as permitted by the second preceding sentence, no option may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, such award and all rights thereunder shall immediately become null and void.

  2. Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of common stock or the payment of any cash pursuant to a grant or award hereunder, payment by the holder thereof of any Federal, state, local or other taxes which may be required to be withheld or paid in connection therewith. An agreement may provide that (i) the Company shall withhold whole shares of common stock which would otherwise be delivered to a holder, having an aggregate fair market value determined as of the date the obligation to withhold or pay taxes arises in connection therewith (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of common stock (which the holder has held for at least six months prior to the delivery of such shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate fair market value determined as of the Tax Date, (C) authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having an aggregate fair market value determined as of the Tax Date or withhold an amount of cash which would otherwise be payable to a holder, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C); provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses
(B)-(E). An agreement relating to a grant or award hereunder may provide for shares of common stock to be delivered or withheld having an aggregate fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rates. Any fraction of a share of common stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

  3. Acceleration Upon Change in Control. If while any performance award or fixed award granted under Article II or any stock option granted under Article III is outstanding--

    (a) any "person," as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof (but not including (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) (hereinafter a "Person") is or becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the

  Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, excluding an acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

    (b) during any period of twenty-four (24) consecutive months (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into any agreement with the Company to effect a transaction described in Clause
  (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

    (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

    (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (any of such events being hereinafter referred to as a "Change in Control"), then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, or the date of any such stockholder approval of a merger, consolidation, plan of complete liquidation or an agreement for the sale of the Company's assets as described above occurs (the applicable date being hereinafter referred to as the "Acceleration Date"), (i) with respect to such performance awards, the highest level of achievement specified in the award shall be deemed met and the award shall be immediately and fully vested, (ii) with respect to such fixed awards, the period of continued employment or provision of services, as the case may be, specified in the award upon which the award is contingent shall be deemed completed and the award shall be immediately and fully vested and (iii) with respect to such options, all such options, whether or not then exercisable in whole or in part, shall be fully and immediately exercisable.

  4. Restrictions on Shares. Each grant and award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of common stock subject thereto upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of common stock delivered pursuant to any grant or award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

  5. No Right of Participation or Employment. No person shall have any right to participate in the Plan. Neither the Plan nor any grant or award made hereunder shall confer upon any person any right to continued employment or engagement for services by the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the employment or engagement for services of any person at any time without liability hereunder.

  6. Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of common stock or other equity security of the Company which is subject to a grant or award hereunder unless and until such person becomes a stockholder of record with respect to such shares of common stock or equity security.

  7. Governing Law. The Plan, each grant and award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

  8. Approval of Plan. The Plan, as amended and restated, and all grants and awards made hereunder shall be null and void if the adoption of the Plan, as amended and restated, is not approved by the stockholders of the Company.

  9. Foreign Eligible Persons. Without amending this Plan, the Committee may grant options to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its subsidiaries operates or has employees, agents, consultants or advisors.

                                                                      EXHIBIT C

                  DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED
                       1997 EMPLOYEE STOCK PURCHASE PLAN
                                     AS OF
                                  MAY 7, 1997

  1. Purpose. The purpose of the Donnelley Enterprise Solutions Incorporated 1997 Employee Stock Purchase Plan (the "Plan") is to provide employees of Donnelley Enterprise Solutions Incorporated, a Delaware corporation (the "Company"), and its Subsidiary Companies (as defined below) added incentive to remain employed by such companies and to encourage increased efforts to promote the best interests of such companies by permitting eligible employees to purchase common shares, par value $.01 per share, of the Company ("Common Shares") at below-market prices. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Plan, the term "Subsidiary Companies" shall mean all corporations which are subsidiary corporations (within the meaning of Section 424(f) of the Code) and of which the Company is the common parent. The Company and its Subsidiary Companies that, from time to time, adopt the Plan are sometimes hereinafter called collectively the "Participating Companies."

  2. Eligibility. Participation in the Plan shall be open to each employee of the Participating Companies who has been continuously employed by the Participating Companies for at least one year (an "Eligible Employee"). No right to purchase Common Shares hereunder shall accrue under the Plan in favor of any person who is not an Eligible Employee as of the first day of a Purchase Period (as defined in Section 3). Notwithstanding anything contained in the Plan to the contrary, no Eligible Employee shall acquire a right to purchase Common Shares hereunder if (i) immediately after receiving such right, such employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Company (including any stock attributable to such employee under section 424(d) of the Code) or (ii) for any calendar year such right would permit such employee's aggregate rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Companies exercisable during such calendar year to accrue at a rate which exceeds $25,000 of fair market value of such stock for such calendar year.

  3. Effective Date of Plan; Purchase Periods. The Plan shall become effective on such date as may be specified by the Board of Directors (the "Board") of the Company or the Committee (as defined in Section 11), provided it is after the 1997 Annual Meeting. The Plan shall cease to be effective unless, within 12 months before or after the date of its adoption by the Board, it has been approved by the shareholders of the Company at a duly-called meeting of such shareholders.

  A "Purchase Period" shall consist of the three month period beginning on each July 1, October 1, January 1, and April 1, each commencing on or after the effective date and prior to termination of the Plan.

  4. Basis of Participation. (a) Payroll Deduction. Each Eligible Employee shall be entitled to enroll in the Plan as of the first day of any Purchase Period which begins on or after such employee has become an Eligible Employee.

  To enroll in the Plan, an Eligible Employee shall execute and deliver a payroll deduction authorization (the "Authorization") to the Company or its designated agent at the time and in the manner specified by the Company. The executed Authorization shall become effective on the first day of the Purchase Period following the day of delivery thereof to the Company or its designated agent. Each Authorization shall direct that payroll deductions be made by the employee's employer for each payroll period during which the employee is a participant in the Plan. The amount of each payroll deduction specified in an Authorization for each such payroll period shall be a whole percentage amount determined by the Committee, unless otherwise determined by the Committee to be a whole dollar amount, in either case not to exceed 10%, or such lesser percentage as may be determined by the Committee, of the participant's base rate of pay for the Purchase Period, determined on the first day of the Purchase Period (before withholding or other deductions), paid to him or her by any of the Participating Companies.

  Payroll deductions (and any other amount paid under the Plan) shall be made for each participant in accordance with such participant's Authorization until such participant's participation in the Plan terminates, such participant's Authorization is revised or the Plan terminates, all as hereinafter provided.

  A participant may change the amount of his or her payroll deduction effective as of the first day of any Purchase Period by filing a new Authorization with the Company or its designated agent at the time and in the manner specified by the Committee. A participant may not change the amount of his or her payroll deduction effective as of any date other than the first day of a Purchase Period, except that a participant may elect to terminate his or her participation in the Plan as provided in Section 7.

  Payroll deductions for each participant shall be credited to a purchase account established on behalf of the participant on the books of the participant's employer or such employer's designated agent (a "Purchase Account"). At the end of each Purchase Period, the amount in each participant's Purchase Account will be applied to the purchase from the Company of the number of Common Shares determined by dividing such amount by the Purchase Price (as defined in Section 5) for such Purchase Period. No interest shall accrue at any time for any amount credited to a Purchase Account of a participant.

  (b) Other Methods of Participation. The Committee may, in its discretion, establish additional procedures whereby Eligible Employees may participate in the Plan by means other than payroll deduction, including, but not limited to, delivery of funds by participants in a lump sum or automatic charges to participants' bank accounts. Such other methods of participating shall be subject to such rules and conditions as the Committee may establish. The Committee may at any time amend, suspend or terminate any participation procedures established pursuant to this paragraph without prior notice to any participant or Eligible Employee.

  5. Purchase Price. The purchase price (the "Purchase Price") per Common Share hereunder for any Purchase Period shall be determined by the Committee, provided, however, that such price shall be between 85% and 100% of the fair market value of a Common Share on the last day of such Purchase Period. If such sum results in a fraction of one cent, the Purchase Price shall be increased to the next higher full cent. The fair market value of a Common Share on a given day shall be deemed to be the closing sale price per share for the Common Shares on the New York Stock Exchange on such day or, if there shall be no such sale of Common Shares on such day, then on the next preceding day on which there shall have been such a sale. In no event, however, shall the Purchase Price be less than the par value of the Common Shares.

  6. Issuance of Shares. The Common Shares purchased by each participant shall be considered to be issued and outstanding to such participant's credit as of the close of business on the last day of each Purchase Period. The total number of Common Shares purchased by all participants during each Purchase Period shall be issued, as of the last day in such Purchase Period, to a nominee or agent for the benefit of the participants. A participant will be issued a certificate for his or her shares when his or her participation in the Plan is terminated, the Plan is terminated or upon request, but in the last case only in denominations of at least 25 shares; provided, however, that no certificate shall be issued to a participant who is then employed by the Company with respect to any shares which have been outstanding to such participant's credit for less than two years.

  After the close of each Purchase Period, a report will be sent to each participant stating the entries made to such participant's Purchase Account, the number of Common Shares purchased and the applicable Purchase Price. In the event that the maximum number of Common Shares are purchased by the participant for the Purchase Period and cash remains credited to the participant's Purchase Account, such cash shall be delivered promptly to such participant.

  7. Termination of Participation. A participant may elect at any time to terminate his or her participation in the Plan, provided such election is received by the Company or its designated agent in writing prior to the date specified by the Committee for termination of participation during the Purchase Period for which such termination is to be effective. Upon any such termination, the cash credited to such participant's Purchase Account on the date of such termination, one or more certificates for the number of full Common Shares held for his or her benefit, and the cash equivalent for any fractional share so held shall be delivered promptly to such participant. Such cash equivalent shall be determined by multiplying the fractional share by the fair market value of a Common Share on the last day of the Purchase Period immediately preceding such termination, determined as provided in Section 5.

  If the participant dies, terminates employment with the Participating Companies for any reason, or otherwise ceases to be an Eligible Employee, such participant's participation in the Plan shall immediately terminate. Upon such terminating event, the cash credited to such participant's Purchase Account on the date of such termination, one or more certificates for the number of full Common Shares held for such participant's benefit, and the cash equivalent of any fractional share so held, determined as provided above in this Section 7, shall be delivered promptly to such participant or his or her legal representative, as the case may be.

  Notwithstanding anything herein to the contrary, if a participant sells, assigns, transfers or otherwise disposes of any shares of Common Stock which are purchased under the Plan within two years of the date of purchase of such shares under the Plan, such participant shall automatically cease to be eligible to participate in the Plan on the next eight Purchase Periods next following the date on which the Company becomes aware of the most recent such disposition. A participant who transfers shares to a trust or brokerage account may restore such person's right to participate in the Plan by re-registering such shares in the participant's name within three months of notice from the Company and delivering a copy of the certificate representing such re-registered shares to the Compensation and Employee Benefits department of the Company.

  8. Termination or Amendment of the Plan. The Company, by action of the Board or the Committee, may terminate the Plan at any time, in which case notice of such termination shall be given to all participants, but any failure to give such notice shall not impair the effectiveness of the termination.

  Without any action being required, the Plan shall terminate in any event when the maximum number of Common Shares to be sold under the Plan (as provided in Section 12) has been purchased. Such termination shall not impair any rights which under the Plan shall have vested on or prior to the date of such termination. If at any time the number of Common Shares remaining available for purchase under the Plan are not sufficient to satisfy all then-outstanding purchase rights, the Board or Committee may determine an equitable basis of apportioning available Common Shares among all participants.

  The Board or the Committee may amend the Plan from time to time in any respect for any reason; provided, however, no such amendment shall (a) materially adversely affect any purchase rights outstanding under the Plan during the Purchase Period in which such amendment is to be effected, (b) increase the maximum number of Common Shares which may be purchased under the Plan, (c) decrease the Purchase Price of the Common Shares for any Purchase Period below 85% of the fair market value thereof on the last day of such Purchase Period or (d) adversely affect the qualification of the Plan under section 423 of the Code.

  Upon termination of the Plan, one or more certificates for the number of full Common Shares held for each participant's benefit, the cash equivalent of any fractional share so held, determined as provided in Section 7, and, except as otherwise provided in Section 14, the cash, if any, credited to the such participant's Purchase Account, shall be distributed promptly to such participant.

  9. Non-Transferability. Rights acquired under the Plan are not transferable and may be exercised only by a participant.

  10. Shareholder's Rights. No Eligible Employee or participant shall by reason of the Plan have any rights of a shareholder of the Company until he or she shall acquire Common Shares as herein provided.

  11. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board of Directors of Donnelley Enterprise Solutions Incorporated (the "Committee"). In addition to the power to amend or terminate the Plan pursuant to Section 8, the Committee shall have full power and authority to: (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any participant and any other employee of the Company. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

  The Plan shall be administered so as to ensure that all participants have the same rights and privileges as are provided by section 423(b)(5) of the Code.

  12. Maximum Number of Shares. The maximum number of Common Shares which may be purchased under the Plan is 200,000 subject, however, to adjustment as hereinafter set forth. Common Shares sold hereunder may be treasury shares, authorized and unissued shares, or a combination thereof. If the Company shall, at any time after the effective date of the Plan, change its issued Common Shares into an increased number of shares, with or without par value, through a stock dividend or a split-up of shares, or into a decreased number of shares, with or without par value, through a combination of shares, then, effective with the record date for such change, the maximum number of Common Shares which thereafter may be purchased under the Plan and the maximum number of shares which thereafter may be purchased during any Purchase Period shall be the maximum number of shares which, immediately prior to such record date, remained available for purchase under the Plan and Purchase Period proportionately increased, in case of such stock dividend or split-up, or proportionately decreased in case of such combination of shares.

  13. Miscellaneous. Except as otherwise expressly provided herein, any Authorization, election or notice under the Plan from an Eligible Employee or participant shall be delivered to the Company or its designated agent and, subject to any limitations specified in the Plan, shall be effective when so delivered. The Plan, and the Company's obligation to sell and deliver Common Shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

  14. Change in Control. In order to maintain the participants' rights in the event of any Change in Control of the Company, as hereinafter defined, upon such Change in Control the then current Purchase Period shall thereupon end, and all participants' Purchase Accounts shall be applied to purchase shares pursuant to Section 5, and the Plan shall immediately thereafter terminate. "Change in Control" shall have the meaning assigned to such term in the Donnelley Enterprise Solutions Incorporated Corporation 1996 Stock Incentive Plan.

PROXY BALLOT QUESTIONS:

1. Election of Directors
   Nominees: Daniel I. Malina and Charles F. Moran

     [_] FOR all nominees listed above
         (except as marked to the contrary below)

     [_] WITHHOLD AUTHORITY
         to vote for all nominees listed above
  -----------------------------------------------------------------------------

2. Approval of the Company's 1997 Non-Employee Director Stock Plan

                          [_] FOR[_] AGAINST[_] ABSTAIN


3. Approval of the Company's Amended and Restated 1996 Stock Incentive Plan

                          [_] FOR[_] AGAINST[_] ABSTAIN


4. Approval of the Company's 1997 Employee Stock Purchase Plan

                          [_] FOR[_] AGAINST[_] ABSTAIN

                         (To be signed on reverse side)




  When properly executed, this proxy will be voted as directed. If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3 and 4 and in the discretion of the proxies nominated hereby on any other business as may properly come before the meeting.

                                           Dated: ______________________ , 1997

                                           ------------------------------------
                                                        Signature

                                           ------------------------------------
                                                Signature, if held jointly

                                           Please sign exactly as your name
                                           appears above. For joint accounts,
                                           each owner should sign. When
                                           signing as executor, administrator,
                                           attorney, trustee or guardian,
                                           etc., please give your full title.